                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. N/A)

Filed by the Registrant [X]

Filed by a party other than the registrant [_]

Check the appropriate box:

[_]  Preliminary proxy statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive proxy statement

[_]  Definitive additional materials

[_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              CBC HOLDING COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transactions applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement no.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                              CBC HOLDING COMPANY
                            102 West Roanoke Drive
                           Fitzgerald, Georgia 31750
                                (912) 423-4321


                                March 20, 2001



To the Shareholders of CBC Holding Company:

     You are cordially invited to attend the annual meeting of shareholders of CBC Holding Company (the "Company") to be held at Community Banking Company of Fitzgerald (the "Bank"), located at 102 W. Roanoke Drive, Fitzgerald, Georgia, on Wednesday, April 18, 2001 at 5:00 p.m. The official notice of the annual meeting, the Proxy Statement of the Company and the Company's Annual Report to Shareholders accompany this letter.

     The principal business of the meeting will be to elect directors to serve for a one-year term until 2002 and to review the operations of the Company and its wholly-owned subsidiary, Community Banking Company of Fitzgerald, for the past year.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure that the greatest number of shareholders are present whether in person or by proxy.

     If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.


                              Sincerely,

                              /s/ George M. Ray

                              George M. Ray
                              President and Chief Executive Officer

                              CBC HOLDING COMPANY
                            102 West Roanoke Drive
                           Fitzgerald, Georgia 31750
                                (912) 423-4321



                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 18, 2001



To the Shareholders of CBC Holding Company:

     CBC Holding Company hereby notifies you that the Annual Meeting of Shareholders of CBC Holding Company will be held on Wednesday, April 18, 2001, at 5:00 p.m. at Community Banking Company of Fitzgerald, located at 102 W. Roanoke Drive, Fitzgerald, Georgia, for the purposes of:

     (1) Electing fifteen persons to serve as directors of the Board of Directors; and

     (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 16, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     We request that you mark, date, sign, and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to revoke a proxy that you had previously returned, you may do so at any time before the proxy is exercised.


                              By Order of the Board of Directors,

                              /s/ John T. Croley, Jr.

                              John T. Croley, Jr.
                              Vice Chairman and Secretary


March 20, 2001


Please read the attached Proxy Statement and then promptly complete, execute and return the enclosed proxy card in the accompanying postage-paid envelope. You can spare your Company the expense of further proxy solicitation by promptly returning your proxy card.

                              CBC HOLDING COMPANY
                            102 West Roanoke Drive
                           Fitzgerald, Georgia 31750
                                (912) 423-4321

            _______________________________________________________

                    PROXY STATEMENT FOR 2001 ANNUAL MEETING
            _______________________________________________________


                                 INTRODUCTION

Time and Place of the Meeting

     Our board of directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of Shareholders for CBC Holding Company (the "Company") to be held at 5:00 p.m. on Wednesday, April 18, 2001 at Community Banking Company of Fitzgerald (the "Bank"), and at any adjournments of the meeting.

Record Date and Mail Date

     The close of business on March 16, 2001 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about March 20, 2001.

Number of Shares Outstanding

     As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $1.00 par value authorized, of which 697,263 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.


                         VOTING AT THE ANNUAL MEETING

Proposal to Be Considered

     Shareholders will be asked to elect fifteen persons to serve as directors for a one-year term. The board of directors recommends a vote for approval of this proposal.

Procedures for Voting by Proxy

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the nominated directors and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the board of directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the board of directors.

     You can revoke your proxy at any time before it is voted by delivering to George Ray, president and chief executive officer of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Requirements for Shareholder Approval

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock are represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee received sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the same seat on the board of directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee.

     Abstentions. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     Broker Non-Votes. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Companies listing their securities on the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the election of directors and the ratification of independent accountants. Proxies that brokers do not vote on one or more proposals but that they do vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

     Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

                            SOLICITATION OF PROXIES

     The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.


                      PROPOSAL ONE:  ELECTION OF DIRECTORS

     The Company's Articles of Incorporation provide that the Company's Board of Directors shall hold office for a term of one year. The Board of Directors recommends that the shareholders elect the nominees listed below. The following table shows for each nominee: (a) his name, (b) his age at December 31, 2000,
(c) how long he has been a director of the Company, (d) his position(s) with the Company and the Bank, and (e) his principal occupation and recent business experience.

                               DIRECTOR NOMINEES
                        For One-Year Term Expiring 2002


                                         Director      Positions with the Company
Name and Age                            Since/(1)/     and Business Experience
------------                            ----------     --------------------------------------------------------------
Sidney S. (Buck) Anderson, Jr.,            1996        Chairman of the Board of the Company and the
65                                                     Bank, General Manager - Dixie Peanut Company since 1977.

James Thomas Casper, III,                  1996        Certified Public Accountant - Worthington and
45                                                     Casper, CPA, PC since 1977.

Charles A. (Pete) Clark, Sr.,              1998        Chief Executive Officer and Owner - C&S
54                                                     Aircraft Service, Inc.; Chief Executive Officer and
                                                       Owner - Ewing Dusting Service, Inc.

John T. Croley, Jr.,                       1996        Secretary and Vice Chairman of the Company and
51                                                     the Bank; Attorney - sole practitioner since 1986.

A.B.C. (Chip) Dorminy, III,                1996        President - ABCD Farms, Inc.
52                                                     CEO - Farmers Quality Peanut Co. and D&F Grain Co. since 1977.

John S. Dunn,                              1996        Owner - Shep Dunn Construction since 1968.
56

                            Director         Positions with the Company
Name and Age               Since/(1)/        and Business Experience
-------------------------  ----------        ----------------------------------------------
Lee Phillip Liles,            1996           Agency Manager - Georgia Farm Bureau Mutual
51                                           Insurance Co. since 1977.

Steven L. Mitchell,           1996           President - Mitchell Bros. Timber Co. since
43                                           1983; Part Owner - Irwin Timber Co.

James A. Parrott, II,         1996           Owner - Standard Supply Co. & Building
61                                           Materials, Inc. since 1964.

Jack F. Paulk,                1996           Agency Field Executive - State Farm Insurance
51                                           since 1980.

George M. Ray,                1996           President & Chief Executive Officer of the
54                                           Company and the Bank./(2)/

Hulin Reeves, Jr.             1999           Farmer
50

Robert E. Sherrell,           1996           Attorney - Jay, Sherrell, Smith & Braddy, P.C.
64                                           since 1969.

John Edward Smith, III,       1996           Attorney - Jay, Sherrell, Smith & Braddy, P.C.
52                                           since 1973.

Wyndall L. Walters,           1998           President - Irwin Company Motors (doing
53                                           business as Fitzgerald Ford Lincoln Mercury)

--------------------------
(1) The Company was incorporated in October 1996. Each of these individuals also serves on the Board of Directors of the Bank.

(2) Mr. Ray has served as the Company's President and Chief Executive Officer, since February 13, 1998. Prior to being named as President and Chief Executive Officer of the Company and the Bank, Mr. Ray served as Executive Vice President and Senior Credit Officer of the Bank. From August 1993 until 1996, Mr. Ray was Executive Vice President of The Bank of Villa Rica, located in Villa Rica, Georgia. From 1968 until August 1993, Mr. Ray was employed by NationsBank of Georgia, N.A. (and its predecessors) in various capacities.

     The Board of Directors recommends that you vote FOR each of the nominees listed above.


                      MEETINGS AND COMMITTEES OF THE BOARD

     During the year ended December 31, 2000, the Board of Directors of the Company held thirteen joint meetings with the Board of Directors of the Bank. All directors attended at least

75% of the meetings of the Board of Directors of the Company, except for Mr. Dorminy, who attended 69% of the meetings.

     The Board of Directors of the Company does not have a compensation or nominating committee.

     The Bank, however, does have an audit committee that recommends to the Bank's, and therefore to the Company's, board of directors the independent public accountants to be selected to audit the Bank's and the Company's annual financial statements and determines whether all audits and exams required by law are being performed fully, properly and in a timely fashion. The audit committee also evaluates internal accounting controls, reviews the adequacy of the internal audit budget, personnel and audit plan. The Bank's audit committee consists of Sidney S. (Buck) Anderson, James Thomas Casper, III, Charles A. Clark, A.B.C. (Chip) Dorminy, III, Hulin Reeves, Jr., and Wyndall L. Walters. During the year ended December 31, 2000, the Bank's audit committee held 3 meetings. Neither the Company's nor the Bank's board of directors has adopted a written charter for the Bank's audit committee.

                             Audit Committee Report

     The audit committee reports as follows with respect to the audit of the Company's 2000 audited consolidated financial statements.

     . The audit committee has reviewed and discussed the Company's 2000 audited consolidated financial statements with the Bank's and the Company's management;

     . The audit committee has discussed with the independent auditors, Thigpen Jones Seaton & Co., the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

     . The audit committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from the Company and the Bank; and

     . Based on review and discussions of the Company's 2000 audited consolidated financial statements with management and discussions with the independent auditors, the audit committee recommended to the Board of Directors that the Company's 2000 audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB.

          March 14, 2001    Audit Committee:  Sidney S. (Buck) Anderson
                                              James Thomas Casper, III
                                              Charles A. Clark
                                              A.B.C. (Chip) Dorminy, III
                                              Hulin Reeves, Jr.
                                              Wyndall L. Walters

                               EXECUTIVE OFFICER

     Currently, the Company has only one executive officer. The following table provides: (a) his name, (b) his age at December 31, 2000, (c) how long he has been an officer of the Company, and (d) his positions with the Company and the
Bank:

Name (Age)                  Officer Since      Position with the Company and the Bank
----------               --------------------  ---------------------------------------------
George M. Ray (54)               1998          President and Chief Executive Officer of the
                                               Company and the Bank

                COMPENSATION OF EXECUTIVE OFFICER AND DIRECTORS

                           Summary Compensation Table

     The following table presents the total compensation the Company (or the Bank prior to the formation of the Company as the bank holding company of the
Bank) paid or granted to Mr. Ray as the Company's chief executive officer in fiscal years 2000, 1999 and 1998.

=================================================================================================================
                                                             Long-Term Compensation
                                                             ----------------------
                               Annual Compensation             Awards      Payouts
                       ------------------------------------  -----------  ---------
                                                  Other      Restricted                             All
                                                 Annual         Stock     Options/     LTIP        Other
                             Salary   Bonus   Compensation     Awards       SARs     Payouts   Compensation
  Name and Position    Year    ($)     ($)         ($)           ($)         (#)       ($)          ($)
---------------------  ----  -------  ------  -------------  -----------  ---------  --------  -------------
George M. Ray,/(1)/    2000  87,000       0         0/(2)/            0          0         0          3,600/(3)/
President and Chief    1999  86,000       0         0                 0          0         0          1,765/(3)/
Executive Officer      1998  84,027       0         0                 0          0         0          2,175
=================================================================================================================

(1) Mr. Ray currently serves as president and chief executive officer of the Company. Prior to being appointed as president and chief executive officer of the Company on February 13, 1998, Mr. Ray served as executive vice president and senior credit officer of the Bank.

(2) The aggregate value of "other annual compensation" does not meet the minimum amount required for disclosure under the Securities and Exchange Commission's regulations and is therefore omitted.

(3) Consists of contributions to the Company's 401(k) made by the Company on behalf of Mr. Ray.

                       Option Grants In Fiscal Year 2000

     The Company did not grant any options during fiscal year 2000.

                             Director Compensation

     Until August 2000, the Company paid each director $100 per month for his services as a director of the Company. In August 2000, this amount was increased to $200 a month for active member of the board of directors of the Company and $100 for emeritus directors.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table lists the number of shares of the Company's common stock beneficially owned as of December 31, 2000 by (a) each director and executive officer of the Company, and (b) all executive officers and directors as a group. To our knowledge, there are no shareholders who hold greater than 5% of the Company's outstanding common stock who are not also directors of the Company. The information shown below is based upon information furnished to the Company by the named persons. The address for each of the directors is 102 West Roanoke Drive, Fitzgerald, Georgia 31750.

     Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Exchange Act. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days from the Company's record date. Unless otherwise indicated, each person is the record owner and has sole voting and investment power with respect to his shares.

                                 Number of    Percent of
Name                              Shares        Class       Nature of Beneficial Ownership/(1)/
----                              ------        -----       -----------------------------------
Sidney S. (Buck) Anderson         85,680        12.3%

James Thomas Casper, III          10,500         1.5%       10,500 shares owned jointly by Mr. Casper and his
                                                            spouse

Charles A. (Pete) Clark, Sr.      10,815         1.6%       525 shares held jointly by Mr. Clark and his son

John T. Croley, Jr.               26,250         3.8%       625 shares held by Mr. Croley for the benefit of his
                                                            son; 625 shares held by Mr. Croley for the benefit of
                                                            his grandson

A.B.C. (Chip) Dorminy, III        35,725         5.1%       10,500 shares owned by ABCD Farms, Inc. of which Mr.
                                                            Dorminy is President;  9,475 owned by Mr. Dorminy's
                                                            wife; 525 shares owned by Mr. Dorminy's son; 525
                                                            shares owned by Mr. Dorminy's daughter; 6,300 shares
                                                            held by The A.B.C. Dorminy, Jr. Trust of which Mr.
                                                            Dorminy is trustee; 525 shares owned by Mr. Dorminy's
                                                            son-in-law, as to which beneficial ownership is shared

John S. Dunn                       5,250         0.8%

Lee Phillip Liles                  5,250         0.8%

                                 Number of    Percent of
Name                              Shares        Class       Nature of Beneficial Ownership/(1)/
----                              ------        -----       -----------------------------------
Steven L. Mitchell                 5,250         0.8%  1,050 shares held by Mr. Mitchell as custodian for his daughter; 1,050 shares held by Mr. Mitchell as
                                                       custodian for his son

James A. Parrott, II               7,980         1.1%  105 shares owned by Mr. Parrott's spouse

Jack F. Paulk                     11,655         1.7%  525 shares owned by Mr. Paulk's spouse; 630 shares
                                                       owned by Mr. Paulk's daughters

George M. Ray/(2)/                 5,775         0.8%

Hulin Reeves, Jr.                  6,042         0.9%  735 shares held by Mr. Reeves' spouse

Robert E. Sherrell                12,810         1.8%

John Edward Smith, III             2,625         0.4%

Wyndall L. Walters                 3,150         0.5%  1,050 shares held by Mr. Walters' children

All Directors and                234,757        33.7%
 Executive Officers, as a
 Group

_____________
(1) This column separately describes only those shares of common stock "beneficially owned" for which (i) voting or investment power is shared or
     (ii) pecuniary interest is shared.

(2)  Mr. Ray is also an executive officer of the Company.

     John T. Croley, Jr. and John S. Dunn, who are related by marriage, are the only directors or executive officers that have a family relationship as close as first cousins.

                         COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16 of the Securities and Exchange Act of 1934 requires the Company's officers, directors and greater than 10% shareholders ("Reporting Persons") to file certain reports ("Section 16 Reports") with respect to beneficial ownership of the Company's securities. Based on its review of the
Section 16 Reports furnished to the Company by its Reporting Persons, none of the Reporting Persons made late Section 16 filings with respect to transactions in 2000.

                           RELATED PARTY TRANSACTIONS

     The Company and the Bank have banking and other business transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which such directors and officers have a controlling interest, on substantially the same terms (including price, interest rate and collateral, if applicable) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management of the Bank, such transactions do not involve more than the normal risk of collectibility or present other unfavorable features to the Company or the Bank.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Thigpen Jones Seaton & Co. is the accounting firm responsible for preparing an audited report of the Company's financial statements. Thigpen Jones Seaton & Co. has acted as the Company's accounting firm since 1996. A representative from Thigpen Jones Seaton & Co. is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

     Audit Fees. With regard to services rendered in connection with the audit of the Company's annual financial statements and the review of the Company's interim financial statements, the Company has estimated that its total audit fees for fiscal year 2000 were approximately $21,200. This figure is based on an estimate provided by our accountants, Thigpen Jones Seaton & Co., and includes fees for services that were billed to the Company in fiscal year 2001 in connection with the 2000 fiscal year audit.

     Financial Information Systems Design and Implementation Fees. The Company did not retain its principal accountant to perform financial information systems design or implementation services in fiscal year 2000.

Other Fees. During fiscal year 2000, the Company was billed $32,500 by its principal accountant for services not described above. These "other fees" were for services including internal control agreed-upon procedures, regulatory reporting and an independent review of the Company's electronic data processing system.

     The audit committee has considered the provision of non-audit services by our principal accountants and has determined that the provision of such services were consistent with maintaining the independence of the Company's principal accountants.


                             SHAREHOLDER PROPOSALS

     Shareholder proposals submitted for consideration at the next annual meeting of Shareholders must be received by the Company no later than December 1, 2001, to be included in the 2002 proxy materials. A shareholder must notify the Company before February 1, 2002 of a proposal for the 2002 annual meeting which the shareholder intends to present other than by inclusion in the Company's proxy material. If the Company does not receive such notice prior to February 1, 2002, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter.

                                 OTHER MATTERS

     The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors, or matters incidental thereto, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.


     If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.



March 20, 2001

                              CBC HOLDING COMPANY
                                     PROXY
                      SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 18, 2001

         The undersigned hereby appoints George M. Ray and Sidney S. (Buck) Anderson as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the Common Stock of CBC Holding Company, 102 West Roanoke Drive, Fitzgerald, Georgia, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at the Community Banking Company of Fitzgerald, located at 102 W. Roanoke Drive, Fitzgerald, Georgia, on Wednesday, April 18, 2001 at 5:00 p.m., and at any adjournments thereof, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.

           THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR THE PROPOSAL.
           --------------------------------------------------------

PROPOSAL: (1) To elect the fifteen (15) persons listed below to serve as directors of the Company for a term of one year:

     Sidney S. (Buck) Anderson, Jr.           John S. Dunn                           George M. Ray
     James Thomas Casper, III                 Lee Phillip Liles                      Hulin Reeves, Jr.
     Charles A. (Pete) Clark, Sr.             Steven L. Mitchell                     Robert E. Sherrell
     John T. Croley, Jr.                      James A. Parrott, II                   John Edward Smith, III
     A. B. C. (Chip) Dorminy, III             Jack F. Paulk                          Wyndall L. Walters

as members of the Board of Directors, as described in the Proxy Statement.

      [_]   FOR all nominees listed above         [_]   WITHHOLD AUTHORITY
            (except as indicated to the                 to vote for all nominees
            contrary below).                            listed above.

         INSTRUCTION: To withhold authority for any individual nominee, mark "FOR" above, but write that nominee's name in the space below.

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       DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS
                    WHICH MAY COME BEFORE THE ANNUAL MEETING.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY
                IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

         If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               Dated: ______________________________, 2001
                                        (Be sure to date your Proxy)


                               _________________________________________________
                               Name(s) of Shareholder(s)

                               _________________________________________________
                               Signature(s) of Shareholder(s)

         Please mark, date, and sign this Proxy, and return it in the enclosed, return-addressed envelope. No postage is necessary.

                    PLEASE RETURN PROXY AS SOON AS POSSIBLE.
                    ---------------------------------------

           Do you plan to attend the Annual Meeting? [_] Yes [_] No